UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2008
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California	000-22430	94-2942251
(State or Other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification Number)
of Incorporation)

46897 Bayside Parkway,
Fremont,California		94538
(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (510) 661-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 30, 2008, Asyst issued a press release addressing consolidated financial results for its fiscal first quarter ended June 30, 2008. That press release, dated July 30, 2008 and titled “Asyst Reports Results for First Quarter of Fiscal 2009,” along with the meeting script, was furnished on a Form 8-K filed on July 31, 2008. The press release contains reconciliation information relating to non-GAAP measures reported.
In conjunction with that press release, Asyst conducted a conference call on July 30, 2008 to discuss those results with investors and financial analysts. A transcript of that conference call is attached hereto as Exhibit 99.1.
In addition to disclosing financial results calculated in accordance with GAAP, Asyst also reported adjusted net income (loss) and net income (loss) per share, referred to respectively as “non-GAAP net income (loss)” and “non-GAAP net income (loss) per share.” Non-GAAP measures excluded the effect of amortization of intangible assets, restructuring charges associated with facilities and operating consolidation and severance benefits associated with headcount reductions, stock option investigation expenses, acquisition expenses related to the AMHS segment, write-off of fees from the early extinguishment of debt, fees related to the early redemption of convertible debentures, non-recurring foreign currency translation gains (losses) from inter-company loans, and the associated income tax effect related to these non-GAAP adjustments.
Non-GAAP net income (loss) per share was calculated by dividing non-GAAP net income (loss) by non-GAAP weighted average shares — diluted.
Asyst’s management believes the non-GAAP information is useful because it can enhance the understanding of the company’s ongoing operating performance. Asyst also uses non-GAAP reporting internally to evaluate and manage its operations. Asyst has chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how Asyst analyzes its operating results internally. Management also believes that these non-GAAP financial measures may be useful to facilitate comparisons of our results with those of other companies in our industry.
Non-GAAP net income (loss) reflects GAAP net income (loss) adjusted for the following items and reasons:
     • Amortization of acquired intangibles. Purchased intangible assets relate primarily to existing and core technology, and customer relationships for acquired businesses. The amortization of intangible assets is non-cash and not related to our core operating performance, and the frequency and amount of such expenses vary significantly based on the timing and the magnitude of our acquisitions. These expenses are not used by management to evaluate and manage our ongoing normal operations.
     • Restructuring and severance charges. The costs associated with operating and facilities consolidation and reductions in our work force are cash expenses; however, these expenses are not used by management to evaluate and manage our ongoing normal operations.
     • Incremental proxy contest costs and related professional fees incurred. During our fiscal quarter ended June 30, 2008, we incurred approximately $0.4 million in professional fees related to an unsolicited acquisition proposal from Aquest Systems Corp. along with an attempt to gain control of our Board of Directors from Riley Investment Partners Master Fund, L.P. These expenses are not used by management to evaluate and manage our ongoing normal operations.
     • Write-off of previously deferred financing costs as a result of amendment to our credit facility and write-off of fees from early extinguishment of debt and early redemption of convertible debentures. During the first quarter of our fiscal year 2009, we amended our credit facility which resulted in the accelerated write-off of $0.9 million of previously deferred finance costs. During the second quarter of our fiscal year 2008, we repaid in full approximately $55 million outstanding under the then-existing credit facility. This repayment resulted in the accelerated expensing of financing fees previously capitalized under this credit facility. During the same period we also incurred a redemption premium resulting from the early redemption of $86 million in subordinated convertible notes otherwise maturing on June 3, 2008. These expenses are not used by management to evaluate and manage our ongoing normal operations.
     • Foreign currency translation. The gain or loss that resulted from the translation of an inter-company loan between our parent entity, Asyst, and our majority-owned subsidiary ATJ, which was due to the settlement of the loan, had no bearing on the ongoing operating performance of our business.

     • Income tax effect of non-GAAP adjustments. Exhibit 99.1’s calculations of non-GAAP net income (loss) include a line item “Income tax effect of non-GAAP adjustments” that excludes from the calculation of non-GAAP net income (loss) the income tax impact of the items that make up the non-GAAP adjustments.
The non-GAAP net income (loss) and non-GAAP net income (loss) per share should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, these measures should not be considered in isolation or as a substitute for analysis of Asyst’s results as reported under GAAP.
The information in Item 2.02 of this Current Report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
IMPORTANT INFORMATION / SOLICITATION PARTICIPANTS LEGEND
Asyst Technologies, Inc. plans to file with the SEC and make available to its shareholders a proxy statement and a white proxy card in connection with its 2008 annual meeting, and advises its shareholders to read the proxy statement relating to the 2008 annual meeting when it becomes available, because it will contain important information. Shareholders may obtain a free copy of the proxy statement and other documents (when available) that Asyst files with the SEC at the SEC’s website at www.sec.gov. The proxy statement and these other documents may also be obtained for free from Asyst by directing a request to Asyst Technologies, Inc., Attn: Investor Relations, John Swenson, 46897 Bayside Parkway, Fremont, California 94538, or from Asyst at www.asyst.com.
Asyst, its directors and named executive officers may be deemed to be participants in the solicitation of Asyst’s shareholders in connection with its 2008 annual meeting. Shareholders may obtain information regarding the names, affiliations and interests of such individuals in Asyst’s preliminary proxy statement filed with the SEC on July 29, 2008.
Item 8.01 Other Events
See Item 2.02 above.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

99.1	Transcript of conference call conducted by the Registrant on July 30, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: August 5, 2008	By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Transcript of conference call conducted by the Registrant on July 30, 2008

5